UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2017

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400 Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2017 (the “Closing Date”), Mastech Digital, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Company Entities”) entered into a Credit Agreement (the “Credit Agreement”) with PNC Bank, National Association, as administrative agent, swing loan lender and issuing lender (“PNC Bank”), PNC Capital Markets LLC, as sole lead arranger and sole bookrunner, and certain financial institutions party thereto as lenders (the “Lenders”). The Credit Agreement provides for a total aggregate commitment of $65 million, consisting of (i) a revolving credit facility to the Company Entities (the “Revolving Credit Facility”) in an aggregate principal amount not to exceed $27.5 million, subject to increase to an aggregate amount not exceeding $37.5 million upon satisfaction of certain conditions, including the approval by one or more Lenders to increase their revolving credit commitments or one or more new lenders providing a revolving credit commitment; (ii) a $30.5 million term loan facility to certain Company Entities (the “Term Loan”); and (iii) a $7.0 million delayed draw term loan facility to certain Company Entities (the “Delayed Draw Term Loan Facility”).

Borrowings under the Revolving Credit Facility, the Term Loan and the Delayed Draw Term Loan Facility each generally bear interest at either a “Base Rate” or “Euro-Rate” specified in the Credit Agreement, plus, in either case, a margin specified in the Credit Agreement based on the Company’s leverage ratio (as defined under the Credit Agreement). Under the terms of the Credit Agreement, the Company is also required to pay a commitment fee for the unused portion of the Revolving Credit Facility and the unused portion of the Delayed Draw Term Loan Facility during the Availability Period (as defined below), which will range from 0.20% to 0.30% per annum, depending on the Company’s leverage ratio. Borrowings under the Credit Agreement are subject to mandatory prepayments in certain circumstances, as further described in the Credit Agreement.

Revolving Credit Facility

The Revolving Credit Facility expires in five years and includes swing loan and letter of credit subfacilities in aggregate amounts not to exceed $3.0 million for swing loans and $5.0 million for letters of credit. Pursuant to the terms of the Credit Agreement, borrowings under the Revolving Credit Facility may be denominated in U.S. dollars or Canadian dollars. The maximum borrowings in U.S. dollars may not exceed the sum of 85% of eligible receivables of certain designated Company Entities organized in the United States, plus 60% of eligible unbilled receivables of such Company Entities, less a reserve amount, each of which is subject to adjustment by the administrative agent. The maximum borrowings in Canadian dollars may not exceed the lesser of (i) $10 million; and (ii) the sum of 85% of eligible receivables of certain designated Company Entities organized in Canada, plus 60% of eligible unbilled receivables of such Company Entities, less a reserve amount, each of which is subject to adjustment by the administrative agent.

On the Closing Date, the Company borrowed approximately $9.0 million under the Revolving Credit Facility which, when combined with other proceeds, was used to repay in full all advances made under and pursuant to that certain Second Amended and Restated Loan Agreement, dated July 11, 2014, by and among the Company, certain other Company Entities and PNC Bank (the “Prior Loan Agreement”). The Prior Loan Agreement and the Second Amended and Restated Stock Pledge Agreement, dated June 15, 2015, made by the Company in favor of PNC were each terminated on the Closing Date.

Term Loan

Amounts borrowed under the Term Loan are required to be repaid in consecutive quarterly installments (each a “Payment Date”) commencing on October 1, 2017 through and including July 1, 2022 and on the maturity date of July 13, 2022 (the “Maturity Date”). The principal amount of each quarterly installment of the Term Loan equals the product of $30.5 million, multiplied by (i) 3.125% with respect to the quarterly installments payable on October 1, 2017 and the first day of each calendar quarter thereafter through and including July 1, 2018, (ii) 3.75% with respect to the quarterly installments payable on October 1, 2018 and the first day of each calendar quarter thereafter through and including July 1, 2021 and (iii) 5.00% with respect to the quarterly installments payable on October 1, 2021 and the first day of each calendar quarter thereafter through the Maturity Date, other than the final principal repayment installment of the Term Loan, which must be repaid on the Maturity Date and will equal the aggregate principal amount of the Term Loan that is outstanding on that date.

On the Closing Date, the Company borrowed $30.5 million under the Term Loan to pay a portion of the Acquisition Consideration and Expenses.

Delayed Draw Term Loan Facility

At any time between the Closing Date and the date the final Deferred Amount Payment described in Item 2.01 below becomes due and payable (the “Availability Period”), the Company may on no more than two separate occasions borrow in integral multiples of $1.0 million (each, a “Delayed Draw Term Loan”) up to an aggregate of $7.0 million in advances under the Delayed Draw Term Loan Facility. Amounts borrowed under each Delayed Draw Term Loan will be payable in consecutive quarterly installments commencing on the first Payment Date after disbursement of such Delayed Draw Term Loan through and including July 1, 2022 and on the Maturity Date. The principal amount of each quarterly installment of each Delayed Draw Term Loan equals the product of the original balance of such Delayed Draw Term Loan, multiplied by (i) 3.75% with respect to any quarterly installments payable on October 1, 2018 and the first day of each calendar quarter thereafter through and including July 1, 2021, and (ii) 5.00% with respect to any quarterly installments payable on October 1, 2021 and the first day of each calendar quarter thereafter through the Maturity Date, other than the final principal repayment installment of such Delayed Draw Term Loan, which must be repaid on the Maturity Date and will equal the aggregate principal amount of the Delayed Draw Term Loan that is outstanding on that date.

Any amounts borrowed under the Delayed Draw Term Loans must be used to pay any Deferred Amount Payments described in Item 2.01 below.

The Credit Agreement contains standard financial covenants, including but not limited to, covenants related to the Company’s leverage ratio (as defined under the Credit Agreement) and fixed charge ratio (as defined under the Credit Agreement), and limitations on liens, indebtedness, guarantees and contingent liabilities, loans and investments, distributions, leases, asset sales, stock repurchases and mergers and acquisitions.

In connection with the Credit Agreement, on the Closing Date, the Company entered into a Pledge Agreement in favor of PNC Bank (the “Pledge Agreement”). Pursuant to the Pledge Agreement, the Company and certain other Company Entities pledged all or a portion of their respective membership interests, limited liability company interests, limited partnership interests and capital stock of certain designated Company Entities as collateral for borrowings under the Credit Agreement.

The foregoing summary of the Credit Agreement and the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and the Pledge Agreement filed herewith as Exhibits 10.1 and 10.2, each of which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure set forth above under Item 1.01 – Entry into a Material Definitive Agreement, is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company, through its wholly-owned subsidiaries Mastech InfoTrellis, Inc., Mastech InfoTrellis Digital, Ltd., Mastech Digital Data, Inc. and Mastech Digital Private Limited (collectively with the Company, the “Buyer Parties”), completed its acquisition of substantially all of the assets comprising the business of InfoTrellis Inc., InfoTrellis, Inc., 2291496 Ontario Inc. (collectively, the “Seller Parties”) involving consulting services in the areas of master data management, data integration and big data (the “Acquired Business”), including all outstanding shares of InfoTrellis India Private Limited, and the assumption of certain liabilities relating to the Acquired Business (collectively, the “Acquisition”). The completion of the Acquisition was made pursuant to the terms of the two Asset Purchase Agreements and Share Purchase Agreement the Buyer Parties entered into with the Seller Parties and certain owners of the Seller Parties on July 7, 2017 (collectively, the “Purchase Agreements”). The execution of the Purchase Agreements was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 13, 2017 (the “Prior Form 8-K”).

Consistent with the previously disclosed terms of the Purchase Agreements, the Buyer Parties paid at the closing of the Acquisition $35.75 million in cash, less certain adjustments, for the Acquired Business (the “Closing Date Payment”). The Closing Date Payment is subject to certain post-closing working capital and other adjustments.

Pursuant to the terms of the Purchase Agreements, the Buyer Parties are also required to pay $19.25 million, subject to adjustment, in deferred cash payments for the Acquired Business (the “Deferred Amount Payments”), with up to $8.25 million payable if the net income before interest and income taxes (“EBIT”) of the Acquired Business for the 12-month period beginning on August 1, 2017 (the “Actual Year 1 EBIT”) equals $10.0 million and up to $11.0 million payable if the EBIT of the Acquired Business for the 12-month period beginning on August 1, 2018 (the “Actual Year 2 EBIT”) equals $10.7 million. The Deferred Amount Payments are subject to adjustment under the terms of the Purchase Agreements based upon, among other items, the amount of the Actual Year 1 EBIT and the amount of the Actual Year 2 EBIT. The Deferred Amount Payments, if any, are payable no later than 10 business days after the EBIT for the applicable 12-month period becomes final and binding under the terms of the Purchase Agreements.

The Company funded the Closing Date Payment using (i) the proceeds raised from the sale of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to Ashok Trivedi and Sunil Wadhwani, each a co-founder and director of the Company and who together own a majority of the outstanding shares of the Common Stock, at the closing of the Private Placement Transactions discussed in Item 3.02 of this Current Report on Form 8-K; and (ii) borrowings under the Credit Agreement discussed in Item 1.01 of this Current Report on Form 8-K.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreements attached as Exhibits 2.1, 2.2 and 2.3 to the Prior Form 8-K, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 – Entry into a Material Definitive Agreement, is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in the Prior Form 8-K, the Company entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with Ashok Trivedi and Sunil Wadhwani (each an “Investor” and collectively the “Investors”) on July 7, 2017 pursuant to which the Company agreed to sell to each of the Investors the number of shares of Common Stock equal to $3.0 million divided by the greater of (i) $7.00 per share of Common Stock and (ii) the closing price of the Common Stock on the NYSE MKT on July 10, 2017, which was $6.35 per share. On the Closing Date, the Company issued and sold an aggregate 857,144 shares (the “Shares”) of Common Stock to the Investors for $6.0 million in aggregate gross proceeds pursuant to the terms of the Securities Purchase Agreements and, in connection therewith, entered into a registration rights agreement with the Investors having the terms described in the Prior Form 8-K (collectively, the “Private Placement Transactions”). The Company used the proceeds from the Private Placement Transactions to fund a portion of the Closing Date Payment.

The Shares issued to the Investors in connection with the Private Placement Transactions were made in reliance upon an exemption from the regulation requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Investors.

The foregoing summary of the Securities Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreements attached as Exhibits 10.1 and 10.2 to the Prior Form 8-K, each of which is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth above under Item 3.02 – Unregistered Sales of Equity Securities, is incorporated herein by reference.

Item 8.01	Other Events.

On July 13, 2017, the Company issued a press release (the “Press Release”) announcing the completion of the Acquisition. A copy of the Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

The information in this Item 8.01, including the information in Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or any other filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except to the extent set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed.

(b) Pro	Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 7, 2017, by and among Mahmood Abbas, Zahid Naeem, Sachin Wadhwa, Infotrellis Inc. and Mastech InfoTrellis Digital, Ltd, (incorporated by reference to Exhibit 2.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

2.2	Asset Purchase Agreement, dated July 7, 2017, by and among Mahmood Abbas, Zahid Naeem, Sachin Wadhwa, Infotrellis Inc. and Mastech InfoTrellis, Inc. (incorporated by reference to Exhibit 2.2 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

2.3	Share Purchase Agreement, dated July 7, 2017, by and amongst Mastech Digital Data, Inc., 2291496 Ontario Inc., InfoTrellis India Private Limited, Mastech Digital Private Limited and Kumaran Sasikanthan (incorporated by reference to Exhibit 2.3 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

10.1	Credit Agreement, dated July 13, 2017, by and among Mastech Digital, Inc., certain subsidiaries of Mastech Digital, Inc., PNC Bank, National Association, as administrative agent, swing loan lender and issuing lender, PNC Capital Markets LLC, as sole lead arranger and sole bookrunner, and certain financial institutions party thereto as lenders.

10.2	Pledge Agreement, dated July 13, 2017, made by Mastech Digital, Inc. and certain subsidiaries of Mastech Digital, Inc.

10.3	Securities Purchase Agreement, dated July 7, 2017, by and between Mastech Digital, Inc. and Ashok Trivedi, as trustee of the Ashok K. Trivedi Revocable Trust (incorporated by reference to Exhibit 10.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)

10.4	Securities Purchase Agreement, dated July 7, 2017, by and between Mastech Digital, Inc. and Sunil Wadhwani, as trustee of The Revocable Declaration of Trust of Sunil Wadhwani (incorporated by reference to Exhibit 10.2 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)

99.1	Press Release of Mastech Digital, Inc., dated July 13, 2017

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to these agreements have not been filed. Mastech Digital, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

July 19, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 7, 2017, by and among Mahmood Abbas, Zahid Naeem, Sachin Wadhwa, Infotrellis Inc. and Mastech InfoTrellis Digital, Ltd, (incorporated by reference to Exhibit 2.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

2.2	Asset Purchase Agreement, dated July 7, 2017, by and among Mahmood Abbas, Zahid Naeem, Sachin Wadhwa, Infotrellis Inc. and Mastech InfoTrellis, Inc. (incorporated by reference to Exhibit 2.2 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

2.3	Share Purchase Agreement, dated July 7, 2017, by and amongst Mastech Digital Data, Inc., 2291496 Ontario Inc., InfoTrellis India Private Limited, Mastech Digital Private Limited and Kumaran Sasikanthan (incorporated by reference to Exhibit 2.3 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

10.1	Credit Agreement, dated July 13, 2017, by and among Mastech Digital, Inc., certain subsidiaries of Mastech Digital, Inc., PNC Bank, National Association, as administrative agent, swing loan lender and issuing lender, PNC Capital Markets LLC, as sole lead arranger and sole bookrunner, and certain financial institutions party thereto as lenders.

10.2	Pledge Agreement, dated July 13, 2017, made by Mastech Digital, Inc. and certain subsidiaries of Mastech Digital, Inc.

10.3	Securities Purchase Agreement, dated July 7, 2017, by and between Mastech Digital, Inc. and Ashok Trivedi, as trustee of the Ashok K. Trivedi Revocable Trust (incorporated by reference to Exhibit 10.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)

10.4	Securities Purchase Agreement, dated July 7, 2017, by and between Mastech Digital, Inc. and Sunil Wadhwani, as trustee of The Revocable Declaration of Trust of Sunil Wadhwani (incorporated by reference to Exhibit 10.2 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)

99.1	Press Release of Mastech Digital, Inc., dated July 13, 2017

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to these agreements have not been filed. Mastech Digital, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.